Lord Abbett

Quarterly Portfolio Holdings Report

Lord Abbett

Affiliated Fund

For the period ended July 31, 2022

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 97.55%

COMMON STOCKS 91.57%

Aerospace & Defense 5.23%
Northrop Grumman Corp.	356,100	$170,536,290
Raytheon Technologies Corp.	1,395,057	130,033,263
Total		300,569,553

Banks 4.44%
Bank of America Corp.	3,967,700	134,147,937
JPMorgan Chase & Co.	807,142	93,111,901
Popular, Inc.	356,566	27,694,481
Total		254,954,319

Beverages 1.78%
Coca-Cola Co. (The)	1,596,500	102,447,405

Biotechnology 2.92%
AbbVie, Inc.	1,170,000	167,906,700

Capital Markets 10.29%
Ameriprise Financial, Inc.	540,900	145,999,728
BlackRock, Inc.	43,300	28,975,494
Cboe Global Markets, Inc.	836,933	103,260,793
KKR & Co., Inc.	1,058,000	58,676,680
Morgan Stanley	1,981,700	167,057,310
Nasdaq, Inc.	484,673	87,677,346
Total		591,647,351

Chemicals 1.52%
Nutrien Ltd. (Canada)(a)	613,531	52,555,065
Valvoline, Inc.	1,073,500	34,588,170
Total		87,143,235

Communications Equipment 1.59%
Cisco Systems, Inc.	2,020,767	91,682,199

Containers & Packaging 0.91%
Avery Dennison Corp.	275,000	52,376,500

Electric: Utilities 1.33%
Entergy Corp.	665,238	76,588,851
Investments	Shares	Fair Value
Equity Real Estate Investment Trusts 3.52%
Life Storage, Inc.	612,041	$77,049,842
Prologis, Inc.	946,500	125,468,040
Total		202,517,882

Food & Staples Retailing 1.97%
Costco Wholesale Corp.	118,120	63,938,356
Walmart, Inc.	374,700	49,479,135
Total		113,417,491

Health Care Equipment & Supplies 1.53%
Abbott Laboratories	806,900	87,822,996

Health Care Providers & Services 4.85%
UnitedHealth Group, Inc.	513,600	278,545,824

Hotels, Restaurants & Leisure 0.93%
Hilton Worldwide Holdings, Inc.	416,000	53,277,120

Household Products 1.81%
Procter & Gamble Co. (The)	749,700	104,140,827

Industrial Conglomerates 1.26%
Honeywell International, Inc.	375,300	72,230,238

Information Technology Services 1.46%
Accenture plc Class A (Ireland)(a)	273,590	83,789,673

Insurance 7.05%
Allstate Corp. (The)	1,227,511	143,581,962
American Financial Group, Inc./OH	541,300	72,360,984
Chubb Ltd. (Switzerland)(a)	432,700	81,624,528
Fidelity National Financial, Inc.	1,163,700	46,501,452
Marsh & McLennan Cos., Inc.	371,561	60,921,141
Total		404,990,067

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2022

Investments	Shares		Fair Value
Machinery 2.34%
Dover Corp.		383,500	$51,266,280
Parker-Hannifin Corp.		287,530	83,122,048
Total			134,388,328

Media 0.62%
Comcast Corp. Class A		944,700	35,445,144

Metals & Mining 1.23%
Reliance Steel & Aluminum Co.		372,300	70,830,075

Multi-Line Retail 1.03%
Target Corp.		362,737	59,263,971

Multi-Utilities 1.29%
Algonquin Power & Utilities Corp.(b)	CAD	5,309,400	74,258,212

Oil, Gas & Consumable Fuels 9.02%
Cheniere Energy, Inc.		822,608	123,045,705
Chevron Corp.		904,332	148,111,495
Marathon Petroleum Corp.		1,335,900	122,448,594
Shell plc ADR		2,336,900	124,743,722
Total			518,349,516

Personal Products 1.42%
Unilever plc ADR		1,671,673	81,343,608

Pharmaceuticals 7.22%
Bayer AG Registered Shares(b)	EUR	441,167	25,733,375
Eli Lilly & Co.		291,600	96,137,604
Organon & Co.		3,187,511	101,107,849
Pfizer, Inc.		3,796,258	191,748,992
Total			414,727,820

Professional Services 0.47%
Jacobs Engineering Group, Inc.		198,022	27,188,421

Road & Rail 4.04%
Norfolk Southern Corp.		374,000	93,937,580
Union Pacific Corp.		608,800	138,380,240
Total			232,317,820
Investments	Shares		Fair Value
Semiconductors & Semiconductor Equipment 1.97%
Lam Research Corp.		94,500	$47,298,195
Texas Instruments, Inc.		369,900	66,171,411
Total			113,469,606

Software 1.45%
Microsoft Corp.		295,900	83,070,966

Specialty Retail 2.51%
Home Depot, Inc. (The)		202,500	60,940,350
Lowe’s Cos., Inc.		433,800	83,085,714
Total			144,026,064

Technology Hardware, Storage & Peripherals 1.98%
Apple, Inc.		451,060	73,301,761
Samsung Electronics Co. Ltd.(b)	KRW	859,231	40,671,821
Total			113,973,582

Textiles, Apparel & Luxury Goods 0.59%
LVMH Moet Hennessy Louis Vuitton SE(b)	EUR	48,593	33,740,744
Total Common Stocks (cost $4,764,939,717)			5,262,442,108

CONVERTIBLE PREFERRED STOCKS 5.98%

Electric: Utilities 3.94%
NextEra Energy, Inc.(c)		4,276,400	226,136,032

Health Care Equipment & Supplies 2.04%
Danaher Corp.(d)		77,000	117,182,450
Total Convertible Preferred Stocks (cost $324,871,517)			343,318,482
Total Long-Term Investments (cost $5,089,811,234)			5,605,760,590

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.02%

Repurchase Agreeements 2.02%
Repurchase Agreement dated 7/29/2022, 0.85% due 8/1/2022 with Fixed Income Clearing Corp. collateralized by $49,523,800 of U.S. Treasury Note at 0.75% due 3/31/2026; $63,874,100 of U.S. Treasury Inflation Indexed Note at 0.125% due 10/15/2025; value: $118,677,283; proceeds: $116,358,441 (cost $116,350,199)	$116,350,199	$116,350,199
Total Investments in Securities 99.57% (cost $5,206,161,433)		5,722,110,789
Other Assets and Liabilities – Net(e) 0.43%		24,593,351
Net Assets 100.00%		$5,746,704,140

ADR	American Depositary Receipt.
CAD	Canadian Dollar.
EUR	Euro.
KRW	South Korean Won.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	The security has a dividend rate of 6.22%.
(d)	The security has a dividend rate of 4.75%.
(e)	Other Assets and Liabilities - Net include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at July 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	September 2022	420	Long	$85,726,165	$86,803,500	$1,077,335

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Pharmaceuticals	$388,994,445	$25,733,375	$–	$414,727,820
Technology Hardware, Storage & Peripherals	73,301,761	40,671,821	–	113,973,582
Textiles, Apparel & Luxury Goods	–	33,740,744	–	33,740,744
Remaining Industries	4,699,999,962	–	–	4,699,999,962
Convertible Preferred Stocks	117,182,450	226,136,032	–	343,318,482
Short-Term Investments
Repurchase Agreements	–	116,350,199	–	116,350,199
Total	$5,279,478,618	$442,632,171	$–	$5,722,110,789
Other Financial Instruments
Futures Contracts
Assets	$1,077,335	$–	$–	$1,077,335
Liabilities	–	–	–	–
Total	$1,077,335	$–	$–	$1,077,335

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability,

Notes to Schedule of Investments (unaudited)(concluded)

including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of July 31, 2022 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund has may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund has or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

As of July 31, 2022, the Fund did not have any securities out on loan.

QPHR-AFF-3Q
(09/22)